SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  ------------


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 9, 2001
                        (Date of earliest event reported)


                            ChevronTexaco Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-368-2                  94-0890210
  ----------------------------  ---------------------------  -----------------
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

                   575 Market Street, San Francisco, CA 94105
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           (Address of principal executive offices including Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

PORTIONS AMENDED

The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on October 9, 2001, in its entirety, as set forth below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Financial statements of businesses acquired.
                  -------------------------------------------

         The audited financial statements of Texaco Inc. and subsidiary companies as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, found on pages 44 to 70 of the Annual Report to Stockholders of Texaco Inc. for the fiscal year ended December 31, 2000, filed as Exhibit 13 to Texaco's Annual Report on Form 10-K for the year ended December 31, 2000 (filed with the SEC on March 26, 2001), are incorporated herein by reference.

         The unaudited financial statements of Texaco Inc. and subsidiary companies for the quarterly period ended June 30, 2001, included in Texaco Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed on August 9, 2001, are incorporated herein by reference.

         (b)      Pro forma financial information.
                  -------------------------------

         The following required pro forma financial information is attached hereto as Exhibit 99.4 and incorporated herein by reference:

         Introduction to unaudited pro forma condensed combined financial statements.

         Unaudited Pro Forma Condensed Combined Financial Statements.

           Unaudited pro forma condensed combined balance sheet of Chevron and Texaco as of June 30, 2001.

           Unaudited pro forma condensed combined statements of income of Chevron and Texaco for the six months ended June 30, 2001 and 2000 and for the years ended December 31, 2000, 1999 and 1998.

           Notes to unaudited pro forma condensed combined financial statements.


         (c)      Exhibits.
                  --------

        2.1 Agreement and Plan of Merger, dated as of October 15, 2000, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation's Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

        2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30, 2001, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A-1 to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation's Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

       23.1* Consent of Arthur Andersen LLP.

       99.1  Press Release dated  October 9, 2001  (previously  filed as
             Exhibit 99.1 to the registrant's Current Report on Form 8-K filed on October 9, 2001).

       99.2 The audited financial statements of Texaco and subsidiary companies as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 (incorporated by reference to pages 44 to 70 of the Annual Report to Stockholders of Texaco for the fiscal year ended December 31, 2000, filed as
             Exhibit 13 to Texaco's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed on March 26, 2001, SEC File No. 1-27).

       99.3 The unaudited financial statements of Texaco and subsidiary companies for the quarterly period ended June 30, 2001 (incorporated by reference to Texaco's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed on August 9, 2001, SEC File No. 1-27).

       99.4* Introduction   to  unaudited  pro  forma   condensed combined
             financial statements.
             Unaudited Pro Forma Condensed Combined Financial Statements. Unaudited pro forma condensed combined balance sheet of Chevron and Texaco as of June 30, 2001.
             Unaudited pro forma condensed combined statements of income of Chevron and Texaco for the six months ended June 30, 2001 and 2000 and for the years ended December 31, 2000, 1999 and 1998. Notes to unaudited pro forma condensed combined financial statements.

*        Filed herewith

                                    Signature

Pursuant  to  the   requirements  of  the  Securities   Exchange  Act  of  1934,
ChevronTexaco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




         Dated:  October 19, 2001

                                       CHEVRONTEXACO CORPORATION


                                 By             /s/ S.J. Crowe
                                     ------------------------------------------
                                       S. J. Crowe, Vice President and
                                                    Comptroller
                                        (Principal Accounting Officer and
                                             Duly Authorized Officer)

                                                       Exhibit Index

2.1 Agreement and Plan of Merger, dated as of October 15, 2000, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation's Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30, 2001, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A-1 to the joint proxy statement/prospectus, dated
                     August 27, 2001, that forms a part of Chevron Corporation's Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

23.1*                Consent of Arthur Andersen LLP.

99.1                 Press Release dated October 9, 2001 (previously filed as
                     Exhibit 99.1 to the registrant's Current Report on Form 8-K filed on October 9, 2001).

99.2 The audited financial statements of Texaco and subsidiary companies as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 (incorporated by reference to pages 44 to 70 of the Annual Report to Stockholders of Texaco for the fiscal year ended December 31, 2000, filed as Exhibit 13 to Texaco's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed on March 26, 2001,
                     SEC File No. 1-27).

99.3 The unaudited financial statements of Texaco and subsidiary companies for the quarterly period ended June 30, 2001 (incorporated by reference to Texaco's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed on August 9, 2001, SEC File No. 1-27).


99.4* Introduction to unaudited pro forma condensed combined financial statements. Unaudited Pro Forma Condensed Combined Financial Statements. Unaudited pro forma condensed combined balance sheet of Chevron and Texaco as of June 30, 2001. Unaudited pro forma condensed combined statements of income of Chevron and Texaco for the six months ended June 30, 2001 and 2000 and for the years ended December 31, 2000, 1999 and 1998. Notes to unaudited pro forma condensed combined financial statements.


*  Filed herewith.